Lord Abbett
Quarterly Portfolio Holdings Report

Lord Abbett
Developing Growth Fund

For the period ended October 31, 2024

Schedule of Investments (unaudited)

October 31, 2024

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 97.78%

COMMON STOCKS 97.78%

Aerospace & Defense 5.54%
AeroVironment, Inc.*	175,484	$37,722,041
Kratos Defense & Security Solutions, Inc.*	751,604	17,076,443
Loar Holdings, Inc.*(a)	596,069	51,369,226
Moog, Inc. Class A	160,049	30,185,241
Total		136,352,951

Automobile Components 1.41%
Modine Manufacturing Co.*	294,362	34,667,013

Beverages 0.85%
Primo Water Corp.	792,533	20,788,141

Biotechnology 16.05%
ADMA Biologics, Inc.*	1,719,230	28,040,641
Arcellx, Inc.*	450,979	38,004,000
Avidity Biosciences, Inc.*	406,719	17,187,945
Blueprint Medicines Corp.*	294,076	25,734,591
Crinetics Pharmaceuticals, Inc.*	422,136	23,622,731
Insmed, Inc.*	555,790	37,393,551
Janux Therapeutics, Inc.*	358,160	19,337,058
Krystal Biotech, Inc.*	182,648	31,512,260
Merus NV (Netherlands)*(b)	546,429	27,283,200
Mirum Pharmaceuticals, Inc.*	320,574	12,329,276
Natera, Inc.*	296,092	35,815,288
Nuvalent, Inc. Class A*	233,234	20,638,877
REVOLUTION Medicines, Inc.*	569,389	30,462,312
SpringWorks Therapeutics, Inc.*	736,555	22,192,402
Vaxcyte, Inc.*	238,029	25,314,384
Total		394,868,516
Investments	Shares	Fair Value
Broadline Retail 0.69%
Ollie’s Bargain Outlet Holdings, Inc.*	185,291	$17,015,273

Building Products 1.02%
AAON, Inc.	220,099	25,139,708

Capital Markets 5.60%
Evercore, Inc. Class A	151,905	40,128,744
Hamilton Lane, Inc. Class A	257,241	46,210,773
Piper Sandler Cos.	181,396	51,451,162
Total		137,790,679

Commercial Services & Supplies 0.99%
Tetra Tech, Inc.	498,429	24,363,209

Construction & Engineering 3.60%
Comfort Systems USA, Inc.	119,262	46,636,213
Primoris Services Corp.	202,420	12,675,540
Sterling Infrastructure, Inc.*	189,687	29,297,157
Total		88,608,910

Consumer Staples Distribution & Retail 1.82%
Maplebear, Inc.*	530,753	23,406,207
Sprouts Farmers Market, Inc.*	166,965	21,443,315
Total		44,849,522

Diversified Consumer Services 2.89%
Bright Horizons Family Solutions, Inc.*	220,403	29,417,188
Duolingo, Inc.*	72,664	21,288,372
Stride, Inc.*	218,882	20,417,313
Total		71,122,873

Electronic Equipment, Instruments & Components 2.85%
Fabrinet (Thailand)*(b)	94,238	22,708,531
Itron, Inc.*	305,421	34,133,851
Mirion Technologies, Inc.*	897,255	13,279,374
Total		70,121,756

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

October 31, 2024

Investments	Shares	Fair Value
Food Products 2.04%
Freshpet, Inc.*	246,126	$32,621,540
Vital Farms, Inc.*	503,910	17,475,599
Total		50,097,139

Health Care Equipment & Supplies 5.87%
Glaukos Corp.*	403,483	53,360,627
Lantheus Holdings, Inc.*	284,455	31,244,537
PROCEPT BioRobotics Corp.*	351,907	31,671,630
RxSight, Inc.*	553,982	28,064,728
Total		144,341,522

Health Care Providers & Services 0.50%
GeneDx Holdings Corp.*	150,157	12,266,325

Health Care Technology 0.88%
Doximity, Inc. Class A*	515,549	21,519,015

Hotels, Restaurants & Leisure 7.23%
Cava Group, Inc.*	449,303	60,008,909
Life Time Group Holdings, Inc.*	1,262,444	28,127,252
MakeMyTrip Ltd. (India)*(b)	404,249	41,027,231
Sweetgreen, Inc. Class A*	1,345,253	48,563,633
Total		177,727,025

Information Technology Services 1.75%
Wix.com Ltd. (Israel)*(b)	257,765	43,077,687

Insurance 0.84%
Baldwin Insurance Group, Inc.*	445,403	20,604,343

Interactive Media & Services 2.12%
Reddit, Inc. Class A*	437,951	52,247,554

Machinery 2.25%
Crane Co.	195,669	30,774,820
SPX Technologies, Inc.*	171,601	24,623,028
Total		55,397,848

Media 0.26%
Criteo SA ADR*	191,080	6,435,574
Investments	Shares	Fair Value
Pharmaceuticals 1.95%
Intra-Cellular Therapies, Inc.*	476,304	$40,366,764
Tarsus Pharmaceuticals, Inc.*	172,325	7,666,739
Total		48,033,503

Professional Services 2.42%
Parsons Corp.*	392,235	42,424,137
Verra Mobility Corp.*	656,243	17,042,631
Total		59,466,768

Semiconductors & Semiconductor Equipment 7.16%
Astera Labs, Inc.*	421,761	29,590,752
Credo Technology Group Holding Ltd.*	1,091,301	41,142,048
Impinj, Inc.*	159,858	30,371,421
MACOM Technology Solutions Holdings, Inc.*	170,986	19,218,826
Nova Ltd. (Israel)*(b)	121,594	22,531,368
Onto Innovation, Inc.*	168,074	33,334,117
Total		176,188,532

Software 17.36%
Agilysys, Inc.*	415,395	41,556,116
Clear Secure, Inc. Class A	796,241	29,285,744
CyberArk Software Ltd. (Israel)*(b)	184,638	51,056,100
Descartes Systems Group, Inc. (Canada)*(b)	255,202	26,523,144
Guidewire Software, Inc.*	224,803	41,871,807
Intapp, Inc.*	258,002	12,943,960
Klaviyo, Inc. Class A*	331,189	12,595,118
Monday.com Ltd. (Israel)*(b)	121,521	35,711,376
Q2 Holdings, Inc.*	365,702	30,960,331
SPS Commerce, Inc.*	144,114	23,778,810
Varonis Systems, Inc.*	843,472	42,485,685
Vertex, Inc. Class A*	701,483	29,118,559
Zeta Global Holdings Corp. Class A*	1,772,177	49,053,859
Total		426,940,609

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

October 31, 2024

Investments	Shares	Fair Value
Trading Companies & Distributors 1.84%
FTAI Aviation Ltd.	337,331	$45,350,780
Total Common Stocks (cost $1,717,461,868)		2,405,382,775

	Principal Amount

SHORT-TERM INVESTMENTS 2.55%

Repurchase Agreements 2.51%
Repurchase Agreement dated 10/31/2024, 2.400% due 11/1/2024 with Fixed Income Clearing Corp. collateralized by $62,198,400 of U.S. Treasury Note at 4.375% due 7/31/2026; value: $63,060,968; proceeds: $61,828,500 (cost $61,824,379)	$61,824,379	61,824,379

Time Deposits 0.01%
CitiBank N.A.(c) (cost $81,673)	81,673	81,673
Investments	Shares	Fair Value
Money Market Funds 0.03%
Fidelity Government Portfolio(c) (cost $735,053)	735,053	$735,053
Total Short-Term Investments (cost $62,641,105)		62,641,105
Total Investments in Securities 100.33% (cost $1,780,102,973)		2,468,023,880
Other Assets and Liabilities – Net (0.33)%		(8,128,235)
Net Assets 100.00%		$2,459,895,645

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(b)	Foreign security traded in U.S. dollars.
(c)	Security was purchased with the cash collateral from loaned securities.

See Notes to Schedule of Investments.	3

Schedule of Investments (unaudited)(concluded)

October 31, 2024

The following is a summary of the inputs used as of October 31, 2024 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$2,405,382,775	$–	$–	$2,405,382,775
Short-Term Investments
Repurchase Agreements	–	61,824,379	–	61,824,379
Time Deposits	–	81,673	–	81,673
Money Market Funds	735,053	–	–	735,053
Total	$2,406,117,828	$61,906,052	$–	$2,468,023,880

(1)	Refer to Note 2(b) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

4	See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Developing Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was incorporated under Maryland law on August 21, 1978. The Fund’s predecessor corporation was organized on July 11, 1973.

The Fund’s investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on the NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value. Investments in open-end money market mutual funds are valued at their net asset value as of the close of each business day.

Notes to Schedule of Investments (unaudited)(continued)

(b)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

●	Level 1 –	unadjusted quoted prices in active markets for identical investments;

●	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of October 31, 2024 and, if applicable, Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax return. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the

Notes to Schedule of Investments (unaudited)(concluded)

market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of October 31, 2024, the market value of securities loaned and collateral received were as follows:

Market Value of Securities Loaned	Collateral Received
$784,238	$816,726

QPHR-DEV-1Q

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